Amendment No. 2

        TO THE A330/A340 PURCHASE AGREEMENT

          dated as of November 24, 1998

                      between

                   AVSA, S.A.R.L.,

                        and

                US AIRWAYS GROUP, INC.










This Amendment No. 2 (hereinafter referred to as the "Amendment") entered into as of June 29, 2000, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer") ;

                          WITNESSETH :

     WHEREAS, the Buyer and the Seller entered into an Airbus A330/A340 Purchase Agreement, dated as of November 24, 1998, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A330 and A340 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of March 23, 2000, is hereinafter called the "Agreement".

     WHEREAS, the Buyer and the Seller agree to amend certain terms of the Agreement.

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS :

1.   DEFINITIONS
     -----------
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

2.   DESIGN WEIGHTS
     --------------
Notwithstanding Subparagraph 2.1 of Letter Agreement No. 6 to the Agreement, the Seller will, ****.

3.   DELIVERY DATES
     --------------

3.1 The Buyer has requested, and the Seller has agreed, to convert ****. This agreement has the following consequences:

     (i) The definition of Additional Aircraft in the Agreement is canceled and replaced by the following quoted text.

	               QUOTE

Additional Aircraft - up to twenty (20)
-------------------
A330-300, A330-200, A340-300 and/or A340-200 model
aircraft other than Firm Aircraft and
Reconfirmable Aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

                UNQUOTE

(ii) Subparagraph 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted text.

                QUOTE

The Buyer will accept the Aircraft, during the months and years set forth below in this Subparagraph 9.1.1.

****

UNQUOTE

3.2 The Seller acknowledges that it has already received from the Buyer ****.







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  4. EFFECT OF AMENDMENT
     -------------------
The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.   ASSIGNMENT
     ----------
This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Amendment.

6.   GOVERNING LAW
     -------------
THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE
PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS
CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY
TO THIS TRANSACTION.



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     If the foregoing correctly sets forth our understanding,
please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.


Agreed and accepted                Yours sincerely,

US AIRWAYS GROUP, INC.	          		AVSA, S.A.R.L.





By: /s/ Thomas A. Fink             By:   /s/ Francois Besnier
    ------------------                   --------------------

Its: Vice President - Purchasing  Its:   Chief Executive Officer
     ---------------------------         -----------------------




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